Exhibit 99.1

Great Plains Energy

Wachovia Securities
18th Annual Nantucket Equity Conference

June 24, 2008

Michael Cline, VP - Investor Relations and Treasurer

FORWARD-LOOKING STATEMENTS
Statements made in this release that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, statements regarding projected delivered volumes and margins, the outcome of regulatory proceedings, cost estimates of the comprehensive energy plan and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the registrants are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include:
future economic conditions in the regional, national and international markets, including but not limited to regional and national wholesale electricity markets; market perception of the energy industry, Great Plains Energy and KCP&L; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates KCP&L can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and in availability and cost of capital and the effects on pension plan assets and costs; credit ratings; inflation rates;
effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts; increased competition including, but not limited to, retail choice in the electric utility industry and the entry of new competitors; ability to carry out marketing and sales plans; weather conditions including weather-related damage; cost, availability, quality and deliverability of fuel; ability to achieve generation planning goals and the occurrence and duration of unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generating capacity; nuclear operations; ability to enter new markets successfully and capitalize on growth opportunities in non-regulated businesses and the effects of competition; workforce risks including compensation and benefits costs; performance of projects undertaken by non-regulated businesses and the success of efforts to invest in and develop new opportunities; the ability to successfully complete merger, acquisition or divestiture plans (including the acquisition of Aquila, Inc., and Aquila’s sale of assets to Black Hills Corporation); and other risks and uncertainties. Other risk factors are detailed from time to time in Great Plains Energy’s most recent quarterly report on Form 10-Q or annual report on Form 10-K filed with the Securities and Exchange Commission. This list of factors is not all-inclusive because it is not possible to predict all factors.
Forward Looking Statement

GREAT PLAINS ENERGY

Kansas City Power & Light
ENERGIZING LIFE

Iowa
Nebraska
Missouri
Kansas
KCP&L
Aquila

•  $2.1 billion market capitalization
•  $5.1 billion in total assets at 3/31/08
•  $3.3 billion in revenue in FY 2007 (includes $2.0 billion from Strategic
  Energy, divested in June 2008)
•  Expanding regulated platform with the proposed acquisition of Aquila
 Regulated electric utility:
 • $146.4 million in core earnings or
 $1.72/share in 2007
 • 506,000 customers in KS and MO
 • Total generation capacity: over 4,000 MWs
 • Net MWhs generated by fuel type:
 » Coal 72%, nuclear 24%, natural gas
 and oil 3%, and wind 1%

Path to Earnings and Dividend Growth
• Realizable growth in regulated business:
 » Pure-play, vertically integrated, regulated electric utility with completed sale of Strategic Energy
 » Aquila transaction complements KCP&L and adds scale and scope
 » Rate base growth at KCP&L driven by Comprehensive Energy Plan
• Low-cost generating platform; high reliability and customer satisfaction
• Attractive investment profile:
 » Solid dividend with future growth potential - current dividend yield approximately 6.3%
 » Solid investment grade rating
 » Executing our growth plan

NE
MO
IL
KS
Iatan
Northeast
Hawthorne
Hawthorne
Montrose
Montrose
Wolf Creek
Osawatomie
La Cygne
Coal
Gas
Nuclear

KCP&L Service Territory
Oil
KCP&L
 Missouri:
 » Public Service Commission of the State of Missouri (MPSC)
 » KCP&L’s MO jurisdictional revenues averaged 57% of total revenue in
   2004-2007
 »Kansas:
 » The State Corporation Commission of the State of Kansas (KCC)
 » KCP&L’s KS jurisdictional revenues averaged 43% of total revenue in
  2004-2007
• Headquartered in Kansas City, Missouri
• Engage in the generation, transmission,
 distribution and sale of electricity
• $4.4 billion in assets at 3/31/08
• Serve over 500,000 customers in 24
 counties in western Missouri and eastern
 Kansas
• Total generation capacity: over 4,000
 MWs
• Regulated by commissions in two states:
KCP&L Overview

EEI Edison Award - Kansas City Power & Light was recognized for distinguished leadership, innovation and contribution to the advancement of the electric industry for its Comprehensive
Energy Plan collaboration. (June 2007)
EEI Outstanding Customer Service Award voted Kansas City Power & Light the winner of this award for medium-sized utility. (May 2007)
J.D. Power and Associates recognizes Tier 1 performance. In the Midwest, KCP&L ranks No. 1 on Communications; No. 2 on Power Quality and Reliability, and Billing and
Payment; and No. 3 in Overall Satisfaction. (February 2007)
2007 ReliabilityOne™ National Reliability Excellence Award presented by PA Consulting
Group to Kansas City Power & Light as the most reliable electric utility nationwide. (October
2007)
EEI Emergency Assistance Award for outstanding efforts to assist fellow utilities in power restoration during 2007. (January 2008)
2007 Mid-America Regional Council’s Regional Leadership Award presented to Kansas
City Power & Light for its outstanding environmental initiatives in metropolitan Kansas City.
(June 2007)
David Garcia Award for Environmental Excellence presented by Bridging the Gap for the groundbreaking Collaborative Agreement with Sierra Club and Concerned Citizens of
Platte County. (October 2007)

Recognized Excellence in 2007

Other
Residential:
• 446,100 customers
• Revenues: $433.8 million
• 5.6 million MWh sales
Commercial:
• 57,600 customers
• Revenues: $492.1 million
• 7.7 million MWh sales
Industrial:
• 2,300 industrial customers,
• Revenues: $106.8 million
• 2.2 million MWh sales
Customer Mix Based on 2007 Revenues
Note: All numbers for full year / as of year-end 2007
KCP&L - A Steady Retail Customer Base

Source: “EEI Typical Bill Rankings Report and Typical Bill/Avg Rates Report for 12 month ended December 2007.”
Note: Rate actions after December 30, 2007, including KCP&L’s new annual rate increases in MO and KS that were implemented January 1, 2008, are not reflected in this chart
Comparative Rates by Customer Segment
$0.08
$0.10
$0.12
Residential
Commercial
Industrial
Total Retail
KCPL
National Avg.
$0.06
$0.04
$0.02
KCP&L’s Rates Compare Favorably on
National & Regional Basis

$8
$7
$6
$5
$4
$3
$2
$1
$0
Coal
Nuclear
Nat. Gas & Oil
Weighted Average

Wind 1%
Natural Gas & Oil - 3%
Nuclear - 24%
Coal - 72%
$1.23
$0.45
$7.30
Fuel cost per net
kWh generated
Fuel Mix1
Fuel Costs
Strong, low cost coal and nuclear generation provides KCP&L
competitive generation fleet in a volatile market
Note: All numbers for full year 2007
1Based on actual net kWh generated
$1.19
Low-Cost Diverse Generating Fleet

Environmental Improvements
Efficiency, Affordability & Demand Response Programs
New Wind Generation
Kansas City Power & Light
ENERGIZING LIFE
Infrastructure Improvements
High-Efficiency Coal-Fired Plant

GREAT PLAINS ENERGY

KCP&L’s Comprehensive Energy Plan

Investing for Future Energy Demands

Spearville Wind Energy Facility
✓ 100MW completed on schedule and under budget
LaCygne Environmental Project
✓ Phase 1: Unit 1 SCR - Completed on schedule, under budget, and performing per specification
• Phase 2: Unit 1 - bag house and scrubber environmental upgrades:
 » Project Definition Report completed in Q3 2007
 » Evaluating upgrade of Unit 2 at the same time
Iatan Unit 1 Environmental Project
• Cost / schedule reforecast completed; expected to be in-service early
 2009
Iatan Unit 2 Construction
• Cost / schedule reforecast completed; expected to be in-service summer
 2010.
Comprehensive Energy Plan Progress

December 2006	May 2008
	($ in millions)	
Estimated Project Cost, Excl. AFDC[1,2]	$1,530 - $1,671	$1,817 - $1,921
Project Costs, Less Other Exclusions	$1,452 - $1,593	$1,770 - $1,874
Total Plant Capacity, in MW	850	850
Project Costs, Less Exclusions / kW	$1,708 - $1,874	$2,083 - $2,204

GREAT PLAINS ENERGY

Total Iatan 2 Cost per KW

1 AFDC = Allowance for Funds Used During Construction
2 Also excludes initial coal inventory of $14 million
3 Source: Research Reports International

• Difficult construction market conditions generally
• Estimated final cost in line with industry
• Similar projects under Construction, Disclosed $ / KW3
 » Excel Energy - Commanche 3, Supercritical 750 MW (estimated completion 2009) $1,733
 » Duke Energy - Cliffside, Supercritical 800 MW (estimated completion 2012) $2,250
 » GenPower Holdings - Longview, Supercritical 769 MW (estimated completion 2011) $2,367

• Develop long range resource plan and file Integrated Resource Plan in
 Missouri in August 2008
 »  Plan will also include plant availability resources
• Continue to engage community and regulators to develop energy efficiency and demand response as resource alternatives:
 »  Potential energy efficiency projects designed to reduce annual electricity demand 100MW by 2010; additional 200MW by 2012
• Continue development of environmental and renewable generation alternatives
• Potential to pursue an additional 400MW wind generation
• Expected future environmental upgrades at LaCygne Unit 2 for BART and Montrose for CAIR
Developing Sustainable Resource
Strategy

2008	2009	2010
Base utility construction expenditures		(millions)	
Generating facilities	$ 79.1	$ 84.6	$ 103.8
Distribution and transmission facilities	101.0	89.2	101.3
General facilities	29.6	41.7	33.8
Total base utility construction expenditures	209.7	215.5	238.9
CEP construction expenditures			
Iatan No. 2	328.5	307.9	164.8
Environmental[1]	151.8	120.4	68.9
Customer programs & asset management	18.5	17.4	11.0
Total CEP construction expenditures	498.8	445.7	244.7
Nuclear fuel	16.0	17.5	32.0
Other environmental[1]	3.0	34.8	100.1
Total utility capital expenditures	$ 727.5	$ 713.5	$ 615.7

1Environmental amounts included in this table are included in the Clean Air Estimated Required
Environmental Expenditures table listed in Great Plains Energy’s First Quarter 2008 10-Q. KCP&L
estimates total remaining required environmental expenditures of $877 million- $1.179 billion.
Note: The table does not reflect expenditures that may be incurred related to the addition of 100 MW of wind generation by 2010 and 300 additional MW by 2012, subject to regulatory approval, pursuant to the terms of the Collaboration Agreement.
All numbers from first quarter 2008 10Q
Projected KCP&L Capital Expenditures
2008-2010

• GXP & KCP&L solid investment grade
 » GXP - Senior unsecured rating: Moody’s Baa2; S&P BBB-
 » KCP&L - Senior unsecured rating: Moody’s A3; S&P BBB
• GXP and KCP&L are weathering turbulent markets effectively:
 » GXP issued $100 million of new 10-year debt in September 2007
 » KCP&L issued $350 million of new 10-year bonds in March 2008
 » KCP&L converted entire auction rate debt portfolio to fixed rate in
  March 2008
 » Combined available liquidity of over $700 million as of 3/31/081
• Issuance of equity and debt considerations:
 » No additional debt in 2008
 » Equity later in the year
• Proceeds from sale of Strategic Energy to partially offset 2008 financing needs
• GXP will not issue ’08 guidance; expect to issue ’09 guidance later in the year

1Includes GXP and KCP&L as of 3/31/08
Liquidity / Financing / Guidance

Aquila Merger

 • Focused regional acquisition and attractive strategic growth opportunity
 • Solid rate base growth plan
 • Strong track record of success working with regulatory, political and community groups
 • Adjacent utility territories provide opportunity for integration and significant synergies
 • Shared synergies mitigate future rate increases
 • Expected to be modestly dilutive to GXP in 2008 and accretive in 2009 forward
 • Investment grade credit rating anticipated to reduce financing costs and facilitate access to capital
Strategic Rationale

„ Great Plains Energy will acquire Aquila in a stock and cash merger.
„ Immediately before the Great Plains Energy transaction, BKH will acquire from Aquila: Colorado Electric & Gas,
 Iowa Gas, Kansas Gas, and Nebraska Gas operations for $940 million in cash (subject to adjustment); BKH has secured $1B bridge financing.
„ Transactions are cross-conditioned.
Structure of
Transaction
„  $1.80 per Aquila share in cash (approximately 40%)
„ .0856 shares of Great Plains Energy common stock per Aquila share (approximately 60%)
Form of
Consideration
„ $4.54 per share based on Great Plains Energy’s closing price on 2/6/07
„ Approximately $4.07 per share based on Great Plains Energy’s closing price on 6/16/08
Implied Merger
Consideration
Step 1: Asset Sale	Step 2: Merger	Step 3: Combined Entity

Black Hills
(BKH)
Aquila
Selected
Assets &
Liabilities
Cash
~$940mm
Great Plains
Energy
Gregory
Acquisition
Corp
Aquila
Aquila
Shareholders
Cash/Stock
$1.80/0.0856
Merger
Aquila
~ 27%
Great Plains
Energy
~ 73%
Great Plains
Energy
KCP&L
Aquila
(renamed)
Deal Structure

Great Plains Energy
(Baa2 / BBB-)
Aquila
(expected dba KCP&L Greater
Missouri Operations)
(Ba3 / BB-)
KCP&L
(A3 / BBB)
Simplified Post-Transaction Legal
Structure
Note: Credit ratings represent senior unsecured ratings
assigned by Moody’s and S&P, respectively, as of June 23, 2008
•Separate legal and
regulatory entities
•Combined
operationally

+
FORGING A STRONGER
REGIONAL UTILITY
✓ Strong support for transaction from
 shareholders of both companies

✓ FERC approval received

✓ Nebraska, Iowa, & Colorado approval of Black
 Hills transaction
✓ Kansas approval for Black Hills and Great
 Plains Energy transactions
✓ Missouri hearings concluded on May 1;
 awaiting final Commission order
• Transaction currently anticipated to close in
 mid-July
Aquila Transaction Update

Corporate OH & Other Not Allocated to Missouri
Regulated Operational Synergies
$302
$305
Reduced PP & Increased Revenue
Supply Chain Savings
Non-Fuel O&M
Previously Allocated to Black Hills

GREAT PLAINS ENERGY

Great Plains Energy expects to realize $675 million of total savings and synergies over five years
Interest Savings
Corporate Retained
& Merchant Savings
$302
$305
$68
$120
$131
$54
$27
$275
Significant Synergies Expected

 2009 and beyond: Extend the platform
 • Complete and include Iatan 1 AQCS in rates effective in 2009
 • 400 MW of additional wind to be evaluated
 • Complete Iatan 2
 • Integrate Aquila and deliver synergies
 • Additional environmental spending at LaCygne 1 and potentially LaCygne 2
 • Continue with sound strategic planning to effectively meet future generation requirements and as an industry leader in energy efficiency
 • Increased earnings driven by investments and enhanced by opportunities in
 Aquila’s service territory. Expected dividend growth, with a traditional target payout ratio, to follow
A Path to Growth

Great Plains Energy

Wachovia Securities
18th Annual Nantucket Equity Conference

June 24, 2008

Michael Cline, VP - Investor Relations and Treasurer
Great Plains Energy

Appendix

GREAT PLAINS ENERGY
Consolidated Earnings and Earnings Per Share
Three Months Ended March 31
(Unaudited)

	Earnings		Earnings per Great Plains Energy Share	
	2008	2007	2008	2007
	(millions)			
KCP&L	$ 17.0	$ 2.1	$ 0.20	$ 0.02
Strategic Energy	52.9	27.1	0.62	0.33
Other	(22.4)	(5.8)	(0.27)	(0.07)
Net income	47.5	23.4	0.55	0.28
Preferred dividends	(0.4)	(0.4)	-	-
Earnings available for common shareholders	$ 47.1	$ 23.0	$ 0.55	$ 0.28
Reconciliation of GAAP to Non-GAAP				
Earnings available for common shareholders	$ 47.1	$ 23.0	$ 0.55	$ 0.28
Reconciling items				
KCP&L - allocation of holding company merger tax benefits	(1.9)	-	(0.02)	-
Strategic Energy - mark-to-market impacts from energy contracts	(48.9)	(34.0)	(0.57)	(0.41)
Strategic Energy - allocation of holding company merger tax benefits	(0.1)	-	-	-
Strategic Energy - sale transaction costs	1.3	-	0.01	-
Other - merger transition non-labor costs	5.2	-	0.06	-
Other - release of legal reserve	(3.4)	-	(0.04)	-
Other - mark-to-market impact of interest rate hedge	13.7	-	0.16	-
Core earnings (loss)	$ 13.0	$ (11.0)	$ 0.15	$ (0.13)
Core earnings				
KCP&L	$ 15.1	$ 2.1	$ 0.18	$ 0.02
Strategic Energy	5.2	(6.9)	0.06	(0.08)
Other	(7.3)	(6.2)	(0.09)	(0.07)
Core earnings (loss)	$ 13.0	$ (11.0)	$ 0.15	$ (0.13)

GREAT PLAINS ENERGY

Core earnings is a non-GAAP financial measure that differs from GAAP earnings because it excludes the effects of certain unusual items and mark-to-market gains and losses on energy contracts. Great Plains Energy believes core earnings provides to investors a meaningful indicator of its results that is comparable among periods because it excludes the effects of items that may not be indicative of Great Plains Energy’s prospective earnings potential. Core earnings is used internally to measure performance against budget and in reports for management and the Board of Directors and are a component, subject to adjustment, of employee and executive compensation plans. Investors should note that this non-GAAP measure involves judgments by management, including whether an item is classified as an unusual item, and Great Plains Energy’s definition of core earnings may differ from similar terms used by other companies. The impact of these items could be material to operating results presented in accordance with GAAP. Great Plains Energy is unable to reconcile core earnings guidance to
GAAP earnings per share because it does not predict the future impact of unusual items and mark-to-market gains or losses on energy contracts.

GREAT PLAINS ENERGY
Consolidated Earnings and Earnings Per Share
Year Ended December 31
(Unaudited)

	Earnings		Earnings per Great Plains Energy Share	
	2007	2006	2007	2006
	(millions)			
KCP&L	$ 156.8	$ 149.6	$ 1.84	$ 1.91
Strategic Energy	38.4	(9.9)	0.45	(0.13)
Other	(36.0)	(12.1)	(0.42)	(0.15)
Net income	159.2	127.6	1.87	1.63
Preferred dividends	(1.6)	(1.6)	(0.02)	(0.02)
Earnings available for common shareholders	$ 157.6	$ 126.0	$ 1.85	$ 1.61
Reconciliation of GAAP to Non-GAAP				
Earnings available for common shareholders	$ 157.6	$ 126.0	$ 1.85	$ 1.61
Reconciling items				
KCP&L - allocation of holding company merger tax benefits	(5.7)	-	(0.07)	-
KCP&L - skill set realignment costs	(5.5)	5.8	(0.06)	0.07
KCP&L - mark-to-market impact of interest rate hedge	0.8	-	0.01	-
KCP&L - Hawthorn No. 5 litigation recoveries	-	(14.4)	-	(0.18)
Strategic Energy - mark-to-market impacts from energy contracts	(31.3)	33.4	(0.37)	0.43
Strategic Energy - allocation of holding company merger tax benefits	(0.3)	-	-	-
Strategic Energy - alternatives review retention	0.8	-	0.01	-
Other - merger transition non-labor costs	6.7	-	0.08	-
Other - mark-to-market impact of interest rate hedge	10.3	-	0.12	-
Other - skill set realignment costs	-	0.1	-	-
Core earnings	$ 133.4	$ 150.9	$ 1.57	$ 1.93
Core earnings				
KCP&L	$ 146.4	$ 141.0	$ 1.72	$ 1.80
Strategic Energy	7.6	23.5	0.09	0.30
Other	(20.6)	(13.6)	(0.24)	(0.17)
Core earnings	$ 133.4	$ 150.9	$ 1.57	$ 1.93

GREAT PLAINS ENERGY

Core earnings is a non-GAAP financial measure that differs from GAAP earnings because it excludes the effects of certain unusual items and mark-to-market gains and losses on energy contracts. Great Plains Energy believes core earnings provides to investors a meaningful indicator of its results that is comparable among periods because it excludes the effects of items that may not be indicative of Great Plains Energy’s prospective earnings potential. Core earnings is used internally to measure performance against budget and in reports for management and the
Board of Directors and are a component, subject to adjustment, of employee and executive incentive compensation plans. Investors should note that this non-GAAP measure involves judgments by management, including whether an item is classified as an unusual item, and Great Plains Energy’s definition of core earnings may differ from similar terms used by other companies. The impact of these items could be material to operating results presented in accordance with GAAP. Great Plains Energy is unable to reconcile core earnings guidance to GAAP earnings per share because it does not predict the future impact of unusual items and mark-to-market gains or losses on energy contracts.